UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DIADEXUS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
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Diadexus, Inc.

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IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT LINE SACKPACK

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DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Vote by Internet

• Go to www.investorvote.com/DDXS

• Or scan the QR code with your smartphone

• Follow the steps outlined on the secure website

Annual Stockholders Meeting Notice 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Diadexus, Inc. Annual Stockholders Meeting to be Held on June 9, 2015

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

http://investors.diadexus.com/annuals-proxies.cfm

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/DDXS.

Step 2: Click on the icon on the right to view current meeting materials.

Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 19, 2015 to facilitate timely delivery.

COY

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Annual Stockholders Meeting Notice

Diadexus, Inc. Annual Meeting of Stockholders will be held on June 9, 2015 at 349 Oyster Point Boulevard, South San Francisco, CA 94080, at 1:00 p.m. Pacific Time

The Board of Directors recommends a vote FOR the following nominees:

1. Election of Directors

01 – Karen Drexler 02 – Lori F. Rafield 03 – Elizabeth Hutt Pollard

04 – James Sulat 05 – John Curnutte 06 – John Sperzel III

The Board of Directors recommends a vote FOR the following proposals:

2 Approving, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Proxy Statement.

3. Approving a reverse stock split in the range of 1 for 8 to 1 for 15, to be determined by the board of directors in its sole discretion, and a reduction in the number of authorized shares of the Company’s common stock from 100,000,000 shares to 50,000,000 shares.

4. Approving an amendment to the Company’s 2012 Equity Incentive Award Plan to (i) increase the number of shares reserved for issuance thereunder by 4,000,000 shares, abd (ii) for purposes of Section 162(m) of the Code, prior to giving effect to any reverse stock split.

5. Ratifying the appointment of PricewaterhouseCoopers LLP for the fiscal year ending December 31, 2015.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Diadexus, Inc. 2015 Annual Meeting of Stockholders

Directions to the Diadexus, Inc. 2015 Annual Meeting of Stockholders are available in the proxy statement which can be viewed at http://investors.diadexus.com/annuals-proxies.cfm.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

Internet – Go to www.investorvote.com/DDXS. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

Email – Send email to investorvote@computershare.com with “Proxy Materials Diadexus, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 19, 2015.

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